Exhibit 99.2

BB&T Corporation

Quarterly Performance Summary

Second Quarter 2014

BB&T Corporation
Financial Highlights
(Dollars in millions, except per share data, shares in thousands)
	Quarter Ended					Year-to-Date
	June 30%					June 30%
	2014		2013		Change	2014		2013		Change
Summary Income Statement
Interest income	$1,572		$1,680		(6.4)%	$3,154		$3,377		(6.6)%
Interest expense	194		228		(14.9)	393		466		(15.7)
Net interest income - taxable equivalent	1,378		1,452		(5.1)	2,761		2,911		(5.2)
Less: Taxable-equivalent adjustment	35		37		(5.4)	71		74		(4.1)
Net interest income	1,343		1,415		(5.1)	2,690		2,837		(5.2)
Provision for credit losses	74		168		(56.0)	134		440		(69.5)
Net interest income after provision for credit losses	1,269		1,247		1.8	2,556		2,397		6.6
Noninterest income	933		1,046		(10.8)	1,844		2,047		(9.9)
Noninterest expense	1,551		1,496		3.7	2,954		2,910		1.5
Income before income taxes	651		797		(18.3)	1,446		1,534		(5.7)
Provision for income taxes	173		221		(21.7)	390		702		(44.4)
Net income	478		576		(17.0)	1,056		832		26.9
Noncontrolling interests	16		16		―	56		32		75.0
Preferred stock dividends	37		13		184.6	74		43		72.1
Net income available to common shareholders	425		547		(22.3)	926		757		22.3
Per Common Share Data
Earnings:
Basic	$0.59		$0.78		(24.4)%	$1.29		$1.08		19.4%
Diluted	0.58		0.77		(24.7)	1.27		1.06		19.8
Cash dividends declared	0.24		0.23		4.3	0.47		0.46		2.2
Common equity	29.57		27.51		7.5	29.57		27.51		7.5
Tangible common equity (1)	19.26		16.92		13.8	19.26		16.92		13.8

End of period shares outstanding (in thousands)	719,584		702,995		2.4	719,584		702,995		2.4
Weighted average shares (in thousands):
Basic	719,080		702,082		2.4	715,978		701,245		2.1
Diluted	728,452		712,861		2.2	726,388		711,998		2.0
Performance Ratios
Return on average assets	1.04%		1.27%			1.16%		0.92%
Return on average risk-weighted assets	1.37		1.68			1.54		1.23
Return on average common shareholders' equity	8.03		11.39			8.93		7.95
Return on average tangible common shareholders' equity (2)	12.74		19.12			14.23		13.57
Net interest margin - taxable equivalent	3.43		3.70			3.47		3.73
Fee income ratio (3)	44.0		44.6			43.6		43.8
Efficiency ratio (3)	59.8		57.6			59.6		57.0
Credit Quality (including covered assets)
Nonperforming assets as a percentage of:
Total assets	0.52%		0.79%			0.52%		0.79%
Loans and leases plus foreclosed property	0.80		1.23			0.80		1.23
Net charge-offs as a percentage of average
loans and leases	0.41		0.74			0.48		0.87
Allowance for loan and lease losses as a percentage
of loans and leases held for investment	1.33		1.64			1.33		1.64
Ratio of allowance for loan and lease losses to
nonperforming loans and leases held for investment	1.89	X	1.66	X		1.89	X	1.66	X
Average Balances
Total assets	$185,065		$182,508		1.4%	$183,739		$182,262		0.8%
Total securities (4)	40,656		36,719		10.7	40,388		36,760		9.9
Loans and leases	118,510		117,852		0.6	117,447		117,419		―
Deposits	129,599		129,983		(0.3)	127,669		130,209		(2.0)
Common shareholders' equity	21,193		19,293		9.8	20,903		19,216		8.8
Shareholders' equity	23,876		21,789		9.6	23,571		21,553		9.4
Period-End Balances
Total assets	$188,012		$183,392		2.5%	$188,012		$183,392		2.5%
Total securities (4)	41,368		38,228		8.2	41,368		38,228		8.2
Loans and leases	121,215		118,282		2.5	121,215		118,282		2.5
Deposits	131,586		131,079		0.4	131,586		131,079		0.4
Common shareholders' equity	21,277		19,337		10.0	21,277		19,337		10.0
Shareholders' equity	23,965		21,996		9.0	23,965		21,996		9.0
Capital Ratios - Preliminary
Risk-based:
Tier 1 common equity to risk-weighted assets (1)	10.2%		9.3%			10.2%		9.3%
Tier 1	12.0		11.1			12.0		11.1
Total	14.3		13.9			14.3		13.9
Basel III common equity Tier 1, estimated (1)	10.0		9.0			10.0		9.0
Leverage	9.5		8.8			9.5		8.8
Tangible common equity to tangible assets (1)	7.7		6.8			7.7		6.8
Applicable ratios are annualized.
(1)					Tangible common equity per share, tangible common equity to tangible assets, Tier 1 common equity to risk-weighted assets and Basel III common equity Tier 1 ratios are non-GAAP measures. See the calculations and management's reasons for using these measures in the Capital Information - Five Quarter Trend section of this supplement.
(2)					Return on average tangible common shareholders' equity is a non-GAAP measure. See the calculation and management's reasons for using this measure in the Non-GAAP Reconciliations section of this supplement.
(3)					Excludes certain items as detailed in the Non-GAAP Reconciliations section of this supplement.
(4)					Excludes trading securities. Average balances reflect both AFS and HTM securities at amortized cost. Period-end balances reflect AFS securities at fair value and HTM securities at amortized cost.

1

BB&T Corporation
Financial Highlights - Five Quarter Trend
(Dollars in millions, except per share data, shares in thousands)

	Quarter Ended
	June 30		March 31		Dec. 31		Sept. 30		June 30
	2014		2014		2013		2013		2013
Summary Income Statement
Interest income	$1,572		$1,582		$1,601		$1,676		$1,680
Interest expense	194		199		204		222		228
Net interest income - taxable equivalent	1,378		1,383		1,397		1,454		1,452
Less: Taxable-equivalent adjustment	35		36		35		37		37
Net interest income	1,343		1,347		1,362		1,417		1,415
Provision for credit losses	74		60		60		92		168
Net interest income after provision for credit losses	1,269		1,287		1,302		1,325		1,247
Noninterest income	933		911		985		905		1,046
Noninterest expense	1,551		1,403		1,456		1,471		1,496
Income before income taxes	651		795		831		759		797
Provision for income taxes	173		217		243		450		221
Net income	478		578		588		309		576
Noncontrolling interests	16		40		14		4		16
Preferred stock dividends	37		37		37		37		13
Net income available to common shareholders	425		501		537		268		547
Per Common Share Data
Earnings:
Basic	$0.59		$0.70		$0.76		$0.38		$0.78
Diluted	0.58		0.69		0.75		0.37		0.77
Cash dividends declared	0.24		0.23		0.23		0.23		0.23
Common equity	29.57		29.03		28.52		27.59		27.51
Tangible common equity (1)	19.26		18.77		18.08		17.06		16.92

End of period shares outstanding (in thousands)	719,584		718,497		706,620		704,925		702,995
Weighted average shares (in thousands):
Basic	719,080		712,842		705,485		704,134		702,082
Diluted	728,452		724,283		717,671		716,101		712,861
Performance Ratios
Return on average assets	1.04%		1.29%		1.30%		0.68%		1.27%
Return on average risk-weighted assets	1.37		1.71		1.70		0.89		1.68
Return on average common shareholders' equity	8.03		9.87		10.85		5.44		11.39
Return on average tangible common shareholders' equity (2)	12.74		15.81		17.91		9.33		19.12
Net interest margin - taxable equivalent	3.43		3.52		3.56		3.68		3.70
Fee income ratio (3)	44.0		43.2		43.5		41.6		44.6
Efficiency ratio (3)	59.8		59.3		59.9		60.1		57.6
Credit Quality (including covered assets)
Nonperforming assets as a percentage of:
Total assets	0.52%		0.59%		0.64%		0.72%		0.79%
Loans and leases plus foreclosed property	0.80		0.92		1.00		1.10		1.23
Net charge-offs as a percentage of average
loans and leases	0.41		0.56		0.48		0.48		0.74
Allowance for loan and lease losses as a percentage
of loans and leases held for investment	1.33		1.41		1.49		1.59		1.64
Ratio of allowance for loan and lease losses to
nonperforming loans and leases held for investment	1.89	X	1.82	X	1.85	X	1.78	X	1.66	X
Average Balances
Total assets	$185,065		$182,397		$179,534		$181,021		$182,508
Total securities (4)	40,656		40,117		37,022		36,547		36,719
Loans and leases	118,510		116,372		117,001		118,265		117,852
Deposits	129,599		125,718		125,906		127,948		129,983
Common shareholders' equity	21,193		20,610		19,657		19,491		19,293
Total shareholders' equity	23,876		23,264		22,305		22,139		21,789
Period-End Balances
Total assets	$188,012		$184,651		$183,010		$181,708		$183,392
Total securities (4)	41,368		41,308		40,205		36,394		38,228
Loans and leases	121,215		117,632		117,139		118,582		118,282
Deposits	131,586		127,476		127,475		127,484		131,079
Common shareholders' equity	21,277		20,859		20,156		19,446		19,337
Shareholders' equity	23,965		23,556		22,809		22,094		21,996
Capital Ratios - Preliminary
Risk-based:
Tier 1 common equity to risk-weighted assets (1)	10.2%		10.2%		9.9%		9.4%		9.3%
Tier 1	12.0		12.1		11.8		11.3		11.1
Total	14.3		14.6		14.3		13.9		13.9
Basel III common equity Tier 1, estimated (1)	10.0		10.0		9.7		9.2		9.0
Leverage	9.5		9.5		9.3		9.0		8.8
Tangible common equity to tangible assets (1)	7.7		7.6		7.3		6.9		6.8
Applicable ratios are annualized.
(1)	Tangible common equity per share, tangible common equity to tangible assets, Tier 1 common equity to risk-weighted assets and Basel III common equity Tier 1 ratios are non-GAAP measures. See the calculations and management's reasons for using these measures in the Capital Information - Five Quarter Trend section of this supplement.
(2)	Return on average tangible common shareholders' equity is a non-GAAP measure. See the calculation and management's reasons for using this measure in the Non-GAAP Reconciliations section of this supplement.
(3)	Excludes certain items as detailed in the Non-GAAP Reconciliations section of this supplement.
(4)	Excludes trading securities. Average balances reflect both AFS and HTM securities at amortized cost. Period-end balances reflect AFS securities at fair value and HTM securities at amortized cost.
2

BB&T Corporation
Consolidated Statements of Income
(Dollars in millions, except per share data, shares in thousands)

	Quarter Ended				Year-to-Date
	June 30		Change		June 30		Change
	2014	2013	$	%	2014	2013	$	%
Interest Income
Interest and fees on loans and leases	$1,295	$1,418	$(123)	(8.7)%	$2,590	$2,851	$(261)	(9.2)%
Interest and dividends on securities	234	215	19	8.8	470	430	40	9.3
Interest on other earning assets	8	10	(2)	(20.0)	23	21	2	9.5
Total interest income	1,537	1,643	(106)	(6.5)	3,083	3,302	(219)	(6.6)
Interest Expense
Interest on deposits	60	78	(18)	(23.1)	120	164	(44)	(26.8)
Interest on short-term borrowings	1	3	(2)	(66.7)	2	4	(2)	(50.0)
Interest on long-term debt	133	147	(14)	(9.5)	271	297	(26)	(8.8)
Total interest expense	194	228	(34)	(14.9)	393	465	(72)	(15.5)
Net interest income	1,343	1,415	(72)	(5.1)	2,690	2,837	(147)	(5.2)
Provision for credit losses	74	168	(94)	(56.0)	134	440	(306)	(69.5)
Net interest income after provision for credit losses	1,269	1,247	22	1.8	2,556	2,397	159	6.6
Noninterest income
Insurance income	422	426	(4)	(0.9)	849	791	58	7.3
Service charges on deposits	149	143	6	4.2	292	281	11	3.9
Mortgage banking income	86	168	(82)	(48.8)	160	348	(188)	(54.0)
Investment banking and brokerage fees and commissions	92	99	(7)	(7.1)	180	193	(13)	(6.7)
Bankcard fees and merchant discounts	70	65	5	7.7	132	124	8	6.5
Trust and investment advisory revenues	55	49	6	12.2	109	97	12	12.4
Checkcard fees	52	51	1	2.0	99	98	1	1.0
Income from bank-owned life insurance	25	26	(1)	(3.8)	52	54	(2)	(3.7)
FDIC loss share income, net	(88)	(85)	(3)	3.5	(172)	(144)	(28)	19.4
Securities gains (losses), net	―	23	(23)	(100.0)	2	46	(44)	(95.7)
Other income	70	81	(11)	(13.6)	141	159	(18)	(11.3)
Total noninterest income	933	1,046	(113)	(10.8)	1,844	2,047	(203)	(9.9)
Noninterest Expense
Personnel expense	809	844	(35)	(4.1)	1,591	1,661	(70)	(4.2)
Occupancy and equipment expense	168	170	(2)	(1.2)	344	341	3	0.9
Loan-related expense	100	63	37	58.7	169	121	48	39.7
Professional services	34	47	(13)	(27.7)	67	83	(16)	(19.3)
Software expense	42	38	4	10.5	85	76	9	11.8
Regulatory charges	30	35	(5)	(14.3)	59	70	(11)	(15.7)
Outside IT services	31	21	10	47.6	58	36	22	61.1
Amortization of intangibles	23	27	(4)	(14.8)	46	54	(8)	(14.8)
Foreclosed property expense	10	12	(2)	(16.7)	19	30	(11)	(36.7)
Merger-related and restructuring charges, net	13	27	(14)	(51.9)	21	32	(11)	(34.4)
Other expense	291	212	79	37.3	495	406	89	21.9
Total noninterest expense	1,551	1,496	55	3.7	2,954	2,910	44	1.5
Earnings
Income before income taxes	651	797	(146)	(18.3)	1,446	1,534	(88)	(5.7)
Provision for income taxes	173	221	(48)	(21.7)	390	702	(312)	(44.4)
Net Income	478	576	(98)	(17.0)	1,056	832	224	26.9
Noncontrolling interests	16	16	―	―	56	32	24	75.0
Preferred stock dividends	37	13	24	184.6	74	43	31	72.1
Net income available to common shareholders	$425	$547	$(122)	(22.3)%	$926	$757	$169	22.3%

Earnings Per Common Share
Basic	$0.59	$0.78	$(0.19)	(24.4)%	$1.29	$1.08	$0.21	19.4%
Diluted	0.58	0.77	(0.19)	(24.7)	1.27	1.06	0.21	19.8

Weighted Average Shares Outstanding
Basic	719,080	702,082	16,998	2.4	715,978	701,245	14,733	2.1
Diluted	728,452	712,861	15,591	2.2	726,388	711,998	14,390	2.0
3

BB&T Corporation
Consolidated Statements of Income - Five Quarter Trend
(Dollars in millions, except per share data, shares in thousands)

	Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
	2014	2014	2013	2013	2013
Interest Income
Interest and fees on loans and leases	$1,295	$1,295	$1,341	$1,411	$1,418
Interest and dividends on securities	234	236	220	221	215
Interest on other earning assets	8	15	5	7	10
Total interest income	1,537	1,546	1,566	1,639	1,643
Interest Expense
Interest on deposits	60	60	65	72	78
Interest on short-term borrowings	1	1	1	1	3
Interest on long-term debt	133	138	138	149	147
Total interest expense	194	199	204	222	228
Net interest income	1,343	1,347	1,362	1,417	1,415
Provision for credit losses	74	60	60	92	168
Net interest income after provision for credit losses	1,269	1,287	1,302	1,325	1,247
Noninterest income
Insurance income	422	427	371	355	426
Service charges on deposits	149	143	151	152	143
Mortgage banking income	86	74	100	117	168
Investment banking and brokerage fees and commissions	92	88	101	89	99
Bankcard fees and merchant discounts	70	62	65	67	65
Trust and investment advisory revenues	55	54	52	51	49
Checkcard fees	52	47	50	51	51
Income from bank-owned life insurance	25	27	32	27	26
FDIC loss share income, net	(88)	(84)	(75)	(74)	(85)
Securities gains (losses), net	―	2	5	―	23
Other income	70	71	133	70	81
Total noninterest income	933	911	985	905	1,046
Noninterest Expense
Personnel expense	809	782	827	805	844
Occupancy and equipment expense	168	176	174	177	170
Loan-related expense	100	69	64	70	63
Professional services	34	33	46	60	47
Software expense	42	43	43	39	38
Regulatory charges	30	29	33	40	35
Outside IT services	31	27	29	24	21
Amortization of intangibles	23	23	26	26	27
Foreclosed property expense	10	9	11	14	12
Merger-related and restructuring charges, net	13	8	10	4	27
Other expense	291	204	193	212	212
Total noninterest expense	1,551	1,403	1,456	1,471	1,496
Earnings
Income before income taxes	651	795	831	759	797
Provision for income taxes	173	217	243	450	221
Net Income	478	578	588	309	576
Noncontrolling interests	16	40	14	4	16
Preferred stock dividends	37	37	37	37	13
Net income available to common shareholders	$425	$501	$537	$268	$547

Earnings Per Common Share
Basic	$0.59	$0.70	$0.76	$0.38	$0.78
Diluted	0.58	0.69	0.75	0.37	0.77

Weighted Average Shares Outstanding
Basic	719,080	712,842	705,485	704,134	702,082
Diluted	728,452	724,283	717,671	716,101	712,861
4

BB&T Corporation
Lines of Business Financial Performance (1)(2)
Quarter Ended June 30, 2014 and 2013
(Dollars in millions)
					Residential			Dealer
	Community Banking				Mortgage Banking			Financial Services			Specialized Lending
	June 30	June 30	Percent		June 30	June 30	Percent	June 30	June 30	Percent	June 30	June 30	Percent
	2014	2013	Change		2014	2013	Change	2014	2013	Change	2014	2013	Change

Net interest income (expense)	$430	$427	0.7%		$375	$398	(5.8)%	$207	$210	(1.4)%	$143	$178	(19.7)%
Net intersegment interest income
(expense)	299	339	(11.8)		(250)	(248)	0.8	(39)	(39)	―	(34)	(30)	13.3
Segment net interest income	729	766	(4.8)		125	150	(16.7)	168	171	(1.8)	109	148	(26.4)
Allocated provision (benefit) for
credit losses	35	108	(67.6)		(1)	30	(103.3)	31	41	(24.4)	13	28	(53.6)
Noninterest income	316	310	1.9		68	151	(55.0)	―	1	(100.0)	51	54	(5.6)
Intersegment net referral fees
(expense)	29	51	(43.1)		―	―	―	―	―	―	―	―	―
Noninterest expense	397	445	(10.8)		206	98	110.2	28	27	3.7	52	64	(18.8)
Amortization of intangibles	8	9	(11.1)		―	―	―	―	―	―	1	2	(50.0)
Allocated corporate expenses	284	260	9.2		21	17	23.5	7	8	(12.5)	15	16	(6.3)
Income (loss) before income taxes	350	305	14.8		(33)	156	(121.2)	102	96	6.3	79	92	(14.1)
Provision (benefit) for income
taxes	128	111	15.3		(12)	59	(120.3)	39	37	5.4	19	24	(20.8)
Segment net income (loss)	$222	$194	14.4		$(21)	$97	(121.6)	$63	$59	6.8	$60	$68	(11.8)

Identifiable assets (period end)	$54,707	$55,789	(1.9)		$36,448	$36,912	(1.3)	$12,513	$11,188	11.8	$17,666	$17,439	1.3

								Other, Treasury			Total BB&T
	Insurance Services				Financial Services			& Corporate (3)			Corporation
	June 30	June 30	Percent		June 30	June 30	Percent	June 30	June 30	Percent	June 30	June 30	Percent
	2014	2013	Change		2014	2013	Change	2014	2013	Change	2014	2013	Change

Net interest income (expense)	$1	$ ―	NM	%	$42	$40	5.0%	$145	$162	(10.5)%	$1,343	$1,415	(5.1)%
Net intersegment interest income
(expense)	2	2	―		68	75	(9.3)	(46)	(99)	(53.5)	―	―	―
Segment net interest income	3	2	50.0		110	115	(4.3)	99	63	57.1	1,343	1,415	(5.1)
Allocated provision (benefit) for
credit losses	―	―	―		3	13	(76.9)	(7)	(52)	(86.5)	74	168	(56.0)
Noninterest income	424	427	(0.7)		189	184	2.7	(115)	(81)	42.0	933	1,046	(10.8)
Intersegment net referral fees
(expense)	―	―	―		7	10	(30.0)	(36)	(61)	(41.0)	―	―	―
Noninterest expense	309	292	5.8		164	156	5.1	372	387	(3.9)	1,528	1,469	4.0
Amortization of intangibles	14	15	(6.7)		―	―	―	―	1	(100.0)	23	27	(14.8)
Allocated corporate expenses	17	14	21.4		30	26	15.4	(374)	(341)	9.7	―	―	―
Income (loss) before income taxes	87	108	(19.4)		109	114	(4.4)	(43)	(74)	(41.9)	651	797	(18.3)
Provision (benefit) for income
taxes	29	37	(21.6)		41	43	(4.7)	(71)	(90)	(21.1)	173	221	(21.7)
Segment net income (loss)	$58	$71	(18.3)		$68	$71	(4.2)	$28	$16	75.0	$478	$576	(17.0)

Identifiable assets (period end)	$3,015	$3,164	(4.7)		$11,972	$10,024	19.4	$51,691	$48,876	5.8	$188,012	$183,392	2.5
(1)	Lines of business results are preliminary.
(2)	During the first quarter of 2014, approximately $8.3 billion of home equity loans were transferred from Community Banking to Residential Mortgage Banking based on a change in how these loans will be managed as a result of new qualified mortgage regulations. Prior period segment data has been reclassified to conform to the current presentation.
(3)	Includes financial data from subsidiaries below the quantitative and qualitative thresholds requiring disclosure.
NM	- not meaningful.
5

BB&T Corporation
Lines of Business Financial Performance (1)(2)
Year-To-Date June 30, 2014 and 2013
(Dollars in millions)
					Residential			Dealer
	Community Banking				Mortgage Banking			Financial Services			Specialized Lending
	June 30	June 30	Percent		June 30	June 30	Percent	June 30	June 30	Percent	June 30	June 30	Percent
	2014	2013	Change		2014	2013	Change	2014	2013	Change	2014	2013	Change

Net interest income (expense)	$854	$849	0.6%		$753	$799	(5.8)%	$409	$415	(1.4)%	$281	$352	(20.2)%
Net intersegment interest income
(expense)	598	692	(13.6)		(501)	(502)	(0.2)	(77)	(79)	(2.5)	(68)	(62)	9.7
Segment net interest income	1,452	1,541	(5.8)		252	297	(15.2)	332	336	(1.2)	213	290	(26.6)
Allocated provision (benefit) for
credit losses	51	225	(77.3)		(21)	23	(191.3)	104	109	(4.6)	22	79	(72.2)
Noninterest income	611	597	2.3		128	312	(59.0)	1	3	(66.7)	100	106	(5.7)
Intersegment net referral fees
(expense)	55	105	(47.6)		1	―	NM	―	―	―	―	―	―
Noninterest expense	791	870	(9.1)		292	176	65.9	57	54	5.6	103	128	(19.5)
Amortization of intangibles	16	19	(15.8)		―	―	―	―	―	―	2	3	(33.3)
Allocated corporate expenses	568	520	9.2		42	33	27.3	14	15	(6.7)	29	32	(9.4)
Income (loss) before income taxes	692	609	13.6		68	377	(82.0)	158	161	(1.9)	157	154	1.9
Provision (benefit) for income
taxes	253	222	14.0		26	143	(81.8)	60	62	(3.2)	38	36	5.6
Segment net income (loss)	$439	$387	13.4		$42	$234	(82.1)	$98	$99	(1.0)	$119	$118	0.8

Identifiable assets (period end)	$54,707	$55,789	(1.9)		$36,448	$36,912	(1.3)	$12,513	$11,188	11.8	$17,666	$17,439	1.3

								Other, Treasury			Total BB&T
	Insurance Services				Financial Services			& Corporate (3)			Corporation
	June 30	June 30	Percent		June 30	June 30	Percent	June 30	June 30	Percent	June 30	June 30	Percent
	2014	2013	Change		2014	2013	Change	2014	2013	Change	2014	2013	Change

Net interest income (expense)	$1	$1	―	%	$82	$75	9.3%	$310	$346	(10.4)%	$2,690	$2,837	(5.2)%
Net intersegment interest income
(expense)	3	3	―		134	155	(13.5)	(89)	(207)	(57.0)	―	―	―
Segment net interest income	4	4	―		216	230	(6.1)	221	139	59.0	2,690	2,837	(5.2)
Allocated provision (benefit) for
credit losses	―	―	―		3	22	(86.4)	(25)	(18)	38.9	134	440	(69.5)
Noninterest income	855	793	7.8		366	360	1.7	(217)	(124)	75.0	1,844	2,047	(9.9)
Intersegment net referral fees
(expense)	―	―	―		13	18	(27.8)	(69)	(123)	(43.9)	―	―	―
Noninterest expense	612	580	5.5		313	308	1.6	740	740	―	2,908	2,856	1.8
Amortization of intangibles	27	30	(10.0)		1	1	―	―	1	(100.0)	46	54	(14.8)
Allocated corporate expenses	34	29	17.2		60	50	20.0	(747)	(679)	10.0	―	―	―
Income (loss) before income taxes	186	158	17.7		218	227	(4.0)	(33)	(152)	(78.3)	1,446	1,534	(5.7)
Provision (benefit) for income
taxes	53	52	1.9		82	85	(3.5)	(122)	102	NM	390	702	(44.4)
Segment net income (loss)	$133	$106	25.5		$136	$142	(4.2)	$89	$(254)	(135.0)	$1,056	$832	26.9

Identifiable assets (period end)	$3,015	$3,164	(4.7)		$11,972	$10,024	19.4	$51,691	$48,876	5.8	$188,012	$183,392	2.5
(1)	Lines of business results are preliminary.
(2)	During the first quarter of 2014, approximately $8.3 billion of home equity loans were transferred from Community Banking to Residential Mortgage Banking based on a change in how these loans will be managed as a result of new qualified mortgage regulations. Prior period segment data has been reclassified to conform to the current presentation.
(3)	Includes financial data from subsidiaries below the quantitative and qualitative thresholds requiring disclosure.
NM	- not meaningful.
6

BB&T Corporation
Lines of Business Financial Performance - Five Quarter Trend (1)(2)
(Dollars in millions)
	Quarter Ended
Community Banking	June 30	March 31	Dec. 31	Sept. 30	June 30
	2014	2014	2013	2013	2013
Net interest income (expense)	$430	$424	$432	$431	$427
Net intersegment interest income (expense)	299	299	318	326	339
Segment net interest income	729	723	750	757	766
Allocated provision (benefit) for credit losses	35	16	8	46	108
Noninterest income	316	295	311	321	310
Intersegment net referral fees (expense)	29	26	31	42	51
Noninterest expense	397	394	413	409	445
Amortization of intangibles	8	8	8	9	9
Allocated corporate expenses	284	284	261	260	260
Income (loss) before income taxes	350	342	402	396	305
Provision (benefit) for income taxes	128	125	148	146	111
Segment net income (loss)	$222	$217	$254	$250	$194

Identifiable assets (period end)	$54,707	$55,288	$55,666	$55,190	$55,789

	Quarter Ended
Residential Mortgage Banking	June 30	March 31	Dec. 31	Sept. 30	June 30
	2014	2014	2013	2013	2013
Net interest income (expense)	$375	$378	$388	$397	$398
Net intersegment interest income (expense)	(250)	(251)	(250)	(247)	(248)
Segment net interest income	125	127	138	150	150
Allocated provision (benefit) for credit losses	(1)	(20)	18	(29)	30
Noninterest income	68	60	76	96	151
Intersegment net referral fees (expense)	―	1	―	(1)	―
Noninterest expense	206	86	98	96	98
Amortization of intangibles	―	―	―	―	―
Allocated corporate expenses	21	21	18	17	17
Income (loss) before income taxes	(33)	101	80	161	156
Provision (benefit) for income taxes	(12)	38	31	61	59
Segment net income (loss)	$(21)	$63	$49	$100	$97

Identifiable assets (period end)	$36,448	$36,050	$36,083	$37,436	$36,912

	Quarter Ended
Dealer Financial Services	June 30	March 31	Dec. 31	Sept. 30	June 30
	2014	2014	2013	2013	2013
Net interest income (expense)	$207	$202	$209	$210	$210
Net intersegment interest income (expense)	(39)	(38)	(40)	(39)	(39)
Segment net interest income	168	164	169	171	171
Allocated provision (benefit) for credit losses	31	73	57	48	41
Noninterest income	―	1	―	1	1
Intersegment net referral fees (expense)	―	―	―	―	―
Noninterest expense	28	29	26	28	27
Amortization of intangibles	―	―	―	―	―
Allocated corporate expenses	7	7	7	7	8
Income (loss) before income taxes	102	56	79	89	96
Provision (benefit) for income taxes	39	21	30	33	37
Segment net income (loss)	$63	$35	$49	$56	$59

Identifiable assets (period end)	$12,513	$11,823	$11,525	$11,503	$11,188

	Quarter Ended
Specialized Lending	June 30	March 31	Dec. 31	Sept. 30	June 30
	2014	2014	2013	2013	2013
Net interest income (expense)	$143	$138	$145	$181	$178
Net intersegment interest income (expense)	(34)	(34)	(31)	(33)	(30)
Segment net interest income	109	104	114	148	148
Allocated provision (benefit) for credit losses	13	9	5	1	28
Noninterest income	51	49	58	58	54
Intersegment net referral fees (expense)	―	―	―	―	―
Noninterest expense	52	51	55	72	64
Amortization of intangibles	1	1	1	1	2
Allocated corporate expenses	15	14	16	17	16
Income (loss) before income taxes	79	78	95	115	92
Provision (benefit) for income taxes	19	19	25	33	24
Segment net income (loss)	$60	$59	$70	$82	$68

Identifiable assets (period end)	$17,666	$16,146	$16,564	$17,076	$17,439
(1)	Lines of business results are preliminary.
(2)	During the first quarter of 2014, approximately $8.3 billion of home equity loans were transferred from Community Banking to Residential Mortgage Banking based on a change in how these loans will be managed as a result of new qualified mortgage regulations. Prior period segment data has been reclassified to conform to the current presentation.
7

BB&T Corporation
Lines of Business Financial Performance - Five Quarter Trend (1)(2)
(Dollars in millions)
	Quarter Ended
Insurance Services	June 30	March 31	Dec. 31	Sept. 30	June 30
	2014	2014	2013	2013	2013
Net interest income (expense)	$1	$ ―	$1	$1	$ ―
Net intersegment interest income (expense)	2	1	1	2	2
Segment net interest income	3	1	2	3	2
Allocated provision (benefit) for credit losses	―	―	―	―	―
Noninterest income	424	431	385	357	427
Intersegment net referral fees (expense)	―	―	―	―	―
Noninterest expense	309	303	268	287	292
Amortization of intangibles	14	13	15	16	15
Allocated corporate expenses	17	17	21	14	14
Income (loss) before income taxes	87	99	83	43	108
Provision (benefit) for income taxes	29	24	29	16	37
Segment net income (loss)	$58	$75	$54	$27	$71

Identifiable assets (period end)	$3,015	$3,070	$2,990	$2,876	$3,164

	Quarter Ended
Financial Services	June 30	March 31	Dec. 31	Sept. 30	June 30
	2014	2014	2013	2013	2013
Net interest income (expense)	$42	$40	$39	$39	$40
Net intersegment interest income (expense)	68	66	71	72	75
Segment net interest income	110	106	110	111	115
Allocated provision (benefit) for credit losses	3	―	(3)	(1)	13
Noninterest income	189	177	205	179	184
Intersegment net referral fees (expense)	7	6	9	9	10
Noninterest expense	164	149	161	149	156
Amortization of intangibles	―	1	1	1	―
Allocated corporate expenses	30	30	24	25	26
Income (loss) before income taxes	109	109	141	125	114
Provision (benefit) for income taxes	41	41	53	47	43
Segment net income (loss)	$68	$68	$88	$78	$71

Identifiable assets (period end)	$11,972	$10,883	$10,001	$11,051	$10,024

	Quarter Ended
Other, Treasury & Corporate (3)	June 30	March 31	Dec. 31	Sept. 30	June 30
	2014	2014	2013	2013	2013
Net interest income (expense)	$145	$165	$148	$158	$162
Net intersegment interest income (expense)	(46)	(43)	(69)	(81)	(99)
Segment net interest income	99	122	79	77	63
Allocated provision (benefit) for credit losses	(7)	(18)	(25)	27	(52)
Noninterest income	(115)	(102)	(50)	(107)	(81)
Intersegment net referral fees (expense)	(36)	(33)	(40)	(50)	(61)
Noninterest expense	372	368	409	404	387
Amortization of intangibles	―	―	1	(1)	1
Allocated corporate expenses	(374)	(373)	(347)	(340)	(341)
Income (loss) before income taxes	(43)	10	(49)	(170)	(74)
Provision (benefit) for income taxes	(71)	(51)	(73)	114	(90)
Segment net income (loss)	$28	$61	$24	$(284)	$16

Identifiable assets (period end)	$51,691	$51,391	$50,181	$46,576	$48,876

	Quarter Ended
Total BB&T Corporation	June 30	March 31	Dec. 31	Sept. 30	June 30
	2014	2014	2013	2013	2013
Net interest income (expense)	$1,343	$1,347	$1,362	$1,417	$1,415
Net intersegment interest income (expense)	―	―	―	―	―
Segment net interest income	1,343	1,347	1,362	1,417	1,415
Allocated provision (benefit) for credit losses	74	60	60	92	168
Noninterest income	933	911	985	905	1,046
Intersegment net referral fees (expense)	―	―	―	―	―
Noninterest expense	1,528	1,380	1,430	1,445	1,469
Amortization of intangibles	23	23	26	26	27
Allocated corporate expenses	―	―	―	―	―
Income (loss) before income taxes	651	795	831	759	797
Provision (benefit) for income taxes	173	217	243	450	221
Segment net income (loss)	$478	$578	$588	$309	$576

Identifiable assets (period end)	$188,012	$184,651	$183,010	$181,708	$183,392
(1)	Lines of business results are preliminary.
(2)	During the first quarter of 2014, approximately $8.3 billion of home equity loans were transferred from Community Banking to Residential Mortgage Banking based on a change in how these loans will be managed as a result of new qualified mortgage regulations. Prior period segment data has been reclassified to conform to the current presentation.
(3)	Includes financial data from subsidiaries below the quantitative and qualitative thresholds requiring disclosure.
8

BB&T Corporation
Consolidated Balance Sheets
(Dollars in millions)

	As of June 30		Change
	2014	2013	$	%
Assets
Cash and due from banks	$1,718	$1,444	$274	19.0%
Interest-bearing deposits with banks	589	740	(151)	(20.4)
Federal funds sold and securities purchased under
resale agreements or similar arrangements	141	195	(54)	(27.7)
Restricted cash	292	585	(293)	(50.1)
Securities available for sale at fair value (1)	20,936	24,477	(3,541)	(14.5)
Securities held to maturity	20,432	13,751	6,681	48.6
Loans and leases:
Commercial:
Commercial and industrial	40,318	38,701	1,617	4.2
Commercial real estate—income producing properties	10,438	9,971	467	4.7
Commercial real estate—construction and development	2,634	2,527	107	4.2
Direct retail lending (2)	7,797	16,069	(8,272)	(51.5)
Sales finance	10,405	8,821	1,584	18.0
Revolving credit	2,391	2,325	66	2.8
Residential mortgage (2)	32,800	23,795	9,005	37.8
Other lending subsidiaries	11,087	10,836	251	2.3
Total loans and leases held for investment (excluding covered loans)	117,870	113,045	4,825	4.3
Covered loans	1,653	2,749	(1,096)	(39.9)
Total loans and leases held for investment	119,523	115,794	3,729	3.2
Loans held for sale	1,692	2,488	(796)	(32.0)
Total loans and leases	121,215	118,282	2,933	2.5
Allowance for loan and lease losses	(1,590)	(1,901)	311	(16.4)
Premises and equipment	1,857	1,893	(36)	(1.9)
Goodwill	6,868	6,824	44	0.6
Core deposit and other intangible assets	552	620	(68)	(11.0)
Residential mortgage servicing rights at fair value	954	892	62	7.0
Other assets (3)	14,048	15,590	(1,542)	(9.9)
Total assets	$188,012	$183,392	$4,620	2.5%
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$37,398	$33,760	$3,638	10.8%
Interest checking	18,557	19,053	(496)	(2.6)
Money market and savings	49,191	48,529	662	1.4
Certificates and other time deposits	26,440	29,737	(3,297)	(11.1)
Total deposits	131,586	131,079	507	0.4
Short-term borrowings	3,979	3,192	787	24.7
Long-term debt	21,927	19,362	2,565	13.2
Other liabilities	6,555	7,763	(1,208)	(15.6)
Total liabilities	164,047	161,396	2,651	1.6
Shareholders' equity:
Preferred stock	2,603	2,603	―	―
Common stock	3,598	3,515	83	2.4
Additional paid-in capital	6,451	6,042	409	6.8
Retained earnings	11,634	10,564	1,070	10.1
Accumulated other comprehensive loss	(406)	(784)	378	(48.2)
Noncontrolling interests	85	56	29	51.8
Total shareholders' equity	23,965	21,996	1,969	9.0
Total liabilities and shareholders' equity	$188,012	$183,392	$4,620	2.5%
(1)	Includes covered securities of $1.3 billion and $1.5 billion at June 30, 2014 and 2013, respectively.
(2)	During the first quarter of 2014, $8.3 billion of loans were transferred from direct retail lending to residential mortgage.
(3)	Includes $98 million and $221 million of covered foreclosed property and covered other assets at June 30, 2014 and 2013, respectively.
9

BB&T Corporation
Consolidated Balance Sheets - Five Quarter Trend
(Dollars in millions)

	As of
	June 30	March 31	Dec. 31	Sept. 30	June 30
	2014	2014	2013	2013	2013
Assets
Cash and due from banks	$1,718	$1,722	$1,565	$1,811	$1,444
Interest-bearing deposits with banks	589	354	452	498	740
Federal funds sold and securities purchased under
resale agreements or similar arrangements	141	144	148	160	195
Restricted cash	292	363	422	516	585
Securities available for sale at fair value (1)	20,936	20,496	22,104	22,865	24,477
Securities held to maturity	20,432	20,812	18,101	13,529	13,751
Loans and leases:
Commercial:
Commercial and industrial	40,318	39,119	38,508	38,256	38,701
Commercial real estate—income producing properties	10,438	10,411	10,228	9,860	9,971
Commercial real estate—construction and development	2,634	2,478	2,382	2,453	2,527
Direct retail lending (2)	7,797	7,519	15,869	16,128	16,069
Sales finance	10,405	9,759	9,382	9,132	8,821
Revolving credit	2,391	2,340	2,403	2,333	2,325
Residential mortgage (2)	32,800	32,897	24,648	24,037	23,795
Other lending subsidiaries	11,087	10,186	10,462	11,102	10,836
Total loans and leases held for investment (excluding covered loans)	117,870	114,709	113,882	113,301	113,045
Covered loans	1,653	1,819	2,035	2,324	2,749
Total loans and leases held for investment	119,523	116,528	115,917	115,625	115,794
Loans held for sale	1,692	1,104	1,222	2,957	2,488
Total loans and leases	121,215	117,632	117,139	118,582	118,282
Allowance for loan and lease losses	(1,590)	(1,642)	(1,732)	(1,838)	(1,901)
Premises and equipment	1,857	1,854	1,869	1,876	1,893
Goodwill	6,868	6,824	6,814	6,823	6,824
Core deposit and other intangible assets	552	546	569	595	620
Residential mortgage servicing rights at fair value	954	1,008	1,047	956	892
Other assets (3)	14,048	14,538	14,512	15,335	15,590
Total assets	$188,012	$184,651	$183,010	$181,708	$183,392
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$37,398	$36,322	$34,972	$34,486	$33,760
Interest checking	18,557	18,416	18,861	18,837	19,053
Money market and savings	49,191	49,072	48,687	49,000	48,529
Certificates and other time deposits	26,440	23,666	24,955	25,161	29,737
Total deposits	131,586	127,476	127,475	127,484	131,079
Short-term borrowings	3,979	3,285	4,138	4,813	3,192
Long-term debt	21,927	23,384	21,493	20,402	19,362
Other liabilities	6,555	6,950	7,095	6,915	7,763
Total liabilities	164,047	161,095	160,201	159,614	161,396
Shareholders' equity:
Preferred stock	2,603	2,603	2,603	2,603	2,603
Common stock	3,598	3,592	3,533	3,525	3,515
Additional paid-in capital	6,451	6,385	6,172	6,112	6,042
Retained earnings	11,634	11,382	11,044	10,669	10,564
Accumulated other comprehensive loss	(406)	(500)	(593)	(860)	(784)
Noncontrolling interests	85	94	50	45	56
Total shareholders' equity	23,965	23,556	22,809	22,094	21,996
Total liabilities and shareholders' equity	$188,012	$184,651	$183,010	$181,708	$183,392
(1)	Includes covered securities of $1.3 billion, $1.4 billion, $1.4 billion, $1.4 billion and $1.5 billion at June 30, 2014, March 31, 2014, December 31, 2013, September 30, 2013 and June 30, 2013, respectively.
(2)	During the first quarter of 2014, $8.3 billion of loans were transferred from direct retail lending to residential mortgage.
(3)	Includes $98 million, $138 million, $163 million, $186 million and $221 million of covered foreclosed property and covered other assets at June 30, 2014, March 31, 2014, December 31, 2013, September 30, 2013 and June 30, 2013, respectively.
10

BB&T Corporation
Average Balance Sheets
(Dollars in millions)

	Quarter Ended				Year-to-Date
	June 30		Change		June 30		Change
	2014	2013	$	%	2014	2013	$	%
Assets
Securities, at amortized cost (1):
U.S. Treasury	$1,932	$360	$1,572	NM %	$1,784	$332	$1,452	NM %
U.S. government-sponsored entities (GSE)	5,604	4,872	732	15.0	5,603	4,547	1,056	23.2
Mortgage-backed securities issued by GSE	29,627	27,803	1,824	6.6	29,484	28,169	1,315	4.7
States and political subdivisions	1,831	1,836	(5)	(0.3)	1,832	1,837	(5)	(0.3)
Non-agency mortgage-backed	250	289	(39)	(13.5)	255	294	(39)	(13.3)
Other	464	466	(2)	(0.4)	470	472	(2)	(0.4)
Covered	948	1,093	(145)	(13.3)	960	1,109	(149)	(13.4)
Total securities	40,656	36,719	3,937	10.7	40,388	36,760	3,628	9.9
Other earning assets	1,977	2,626	(649)	(24.7)	1,927	2,731	(804)	(29.4)
Loans and leases:
Commercial:
Commercial and industrial	39,397	38,359	1,038	2.7	38,919	38,139	780	2.0
CRE—income producing properties	10,382	9,864	518	5.3	10,338	9,863	475	4.8
CRE—construction and development	2,566	2,668	(102)	(3.8)	2,511	2,733	(222)	(8.1)
Direct retail lending (2)	7,666	15,936	(8,270)	(51.9)	8,503	15,847	(7,344)	(46.3)
Sales finance	10,028	8,520	1,508	17.7	9,729	8,181	1,548	18.9
Revolving credit	2,362	2,268	94	4.1	2,359	2,273	86	3.8
Residential mortgage (2)	32,421	23,391	9,030	38.6	31,533	23,504	8,029	34.2
Other lending subsidiaries	10,553	10,407	146	1.4	10,395	10,198	197	1.9
Total loans and leases held for investment
(excluding covered loans)	115,375	111,413	3,962	3.6	114,287	110,738	3,549	3.2
Covered loans	1,739	2,858	(1,119)	(39.2)	1,806	2,995	(1,189)	(39.7)
Total loans and leases held for investment	117,114	114,271	2,843	2.5	116,093	113,733	2,360	2.1
Loans held for sale	1,396	3,581	(2,185)	(61.0)	1,354	3,686	(2,332)	(63.3)
Total loans and leases	118,510	117,852	658	0.6	117,447	117,419	28	0.0
Total earning assets	161,143	157,197	3,946	2.5	159,762	156,910	2,852	1.8
Nonearning assets	23,922	25,311	(1,389)	(5.5)	23,977	25,352	(1,375)	(5.4)
Total assets	$185,065	$182,508	$2,557	1.4%	$183,739	$182,262	$1,477	0.8%
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$36,634	$33,586	$3,048	9.1%	$36,017	$33,055	$2,962	9.0%
Interest checking	18,406	19,276	(870)	(4.5)	18,510	19,720	(1,210)	(6.1)
Money market and savings	48,965	48,140	825	1.7	48,866	48,285	581	1.2
Certificates and other time deposits	25,010	28,034	(3,024)	(10.8)	23,481	28,481	(5,000)	(17.6)
Foreign office deposits - interest-bearing	584	947	(363)	(38.3)	795	668	127	19.0
Total deposits	129,599	129,983	(384)	(0.3)	127,669	130,209	(2,540)	(2.0)
Short-term borrowings	2,962	5,118	(2,156)	(42.1)	3,638	4,670	(1,032)	(22.1)
Long-term debt	22,206	18,287	3,919	21.4	22,318	18,488	3,830	20.7
Other liabilities	6,422	7,331	(909)	(12.4)	6,543	7,342	(799)	(10.9)
Total liabilities	161,189	160,719	470	0.3	160,168	160,709	(541)	(0.3)
Shareholders' equity	23,876	21,789	2,087	9.6	23,571	21,553	2,018	9.4
Total liabilities and shareholders' equity	$185,065	$182,508	$2,557	1.4%	$183,739	$182,262	$1,477	0.8%
Average balances exclude basis adjustments for fair value hedges.
(1)	Excludes trading securities.
(2)	During the first quarter of 2014, $8.3 billion of loans were transferred from direct retail lending to residential mortgage.
NM - not meaningful.
11

BB&T Corporation
Average Balance Sheets - Five Quarter Trend
(Dollars in millions)

	Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
	2014	2014	2013	2013	2013
Assets
Securities, at amortized cost (1):
U.S. Treasury	$1,932	$1,634	$824	$518	$360
U.S. government-sponsored entities (GSE)	5,604	5,603	5,596	5,358	4,872
Mortgage-backed securities issued by GSE	29,627	29,339	27,020	27,050	27,803
States and political subdivisions	1,831	1,833	1,834	1,835	1,836
Non-agency mortgage-backed	250	259	268	277	289
Other	464	477	475	463	466
Covered	948	972	1,005	1,046	1,093
Total securities	40,656	40,117	37,022	36,547	36,719
Other earning assets	1,977	1,875	2,022	2,173	2,626
Loans and leases:
Commercial:
Commercial and industrial	39,397	38,435	38,101	38,446	38,359
Commercial real estate—income producing properties	10,382	10,293	10,031	9,907	9,864
Commercial real estate—construction and development	2,566	2,454	2,433	2,459	2,668
Direct retail lending (2)	7,666	9,349	15,998	16,112	15,936
Sales finance	10,028	9,428	9,262	8,992	8,520
Revolving credit	2,362	2,357	2,357	2,308	2,268
Residential mortgage (2)	32,421	30,635	23,979	23,403	23,391
Other lending subsidiaries	10,553	10,236	10,448	11,018	10,407
Total loans and leases held for investment (excluding covered loans)	115,375	113,187	112,609	112,645	111,413
Covered loans	1,739	1,874	2,186	2,502	2,858
Total loans and leases held for investment	117,114	115,061	114,795	115,147	114,271
Loans held for sale	1,396	1,311	2,206	3,118	3,581
Total loans and leases	118,510	116,372	117,001	118,265	117,852
Total earning assets	161,143	158,364	156,045	156,985	157,197
Nonearning assets	23,922	24,033	23,489	24,036	25,311
Total assets	$185,065	$182,397	$179,534	$181,021	$182,508
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$36,634	$35,392	$35,347	$34,244	$33,586
Interest checking	18,406	18,615	18,969	18,826	19,276
Money market and savings	48,965	48,767	49,298	48,676	48,140
Certificates and other time deposits	25,010	21,935	21,580	25,562	28,034
Foreign office deposits - interest-bearing	584	1,009	712	640	947
Total deposits	129,599	125,718	125,906	127,948	129,983
Short-term borrowings	2,962	4,321	3,865	4,637	5,118
Long-term debt	22,206	22,432	20,756	19,447	18,287
Other liabilities	6,422	6,662	6,702	6,850	7,331
Total liabilities	161,189	159,133	157,229	158,882	160,719
Shareholders' equity	23,876	23,264	22,305	22,139	21,789
Total liabilities and shareholders' equity	$185,065	$182,397	$179,534	$181,021	$182,508
Average balances exclude basis adjustments for fair value hedges.
(1)	Excludes trading securities.
(2)	During the first quarter of 2014, $8.3 billion of loans were transferred from direct retail lending to residential mortgage.
12

BB&T Corporation
Average Balances and Rates - Quarters
(Dollars in millions)

	Quarter Ended
	June 30, 2014			March 31, 2014
	(1)	Interest	(2)	(1)	Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/
	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Securities, at amortized cost (3):
U.S. Treasury	$1,932	$7	1.50%	$1,634	$6	1.50%
U.S. government-sponsored entities (GSE)	5,604	29	2.08	5,603	29	2.09
Mortgage-backed securities issued by GSE	29,627	146	1.97	29,339	150	2.04
States and political subdivisions	1,831	27	5.78	1,833	26	5.77
Non-agency mortgage-backed	250	4	7.65	259	5	6.99
Other	464	2	1.46	477	2	1.57
Covered	948	32	13.56	972	31	12.86
Total securities	40,656	247	2.43	40,117	249	2.48
Other earning assets	1,977	8	1.60	1,875	15	3.30
Loans and leases:
Commercial:
Commercial and industrial	39,397	332	3.38	38,435	325	3.43
Commercial real estate—income producing properties	10,382	90	3.50	10,293	91	3.57
Commercial real estate—construction and development	2,566	23	3.57	2,454	22	3.64
Direct retail lending (4)	7,666	80	4.24	9,349	99	4.28
Sales finance	10,028	67	2.67	9,428	66	2.84
Revolving credit	2,362	51	8.64	2,357	51	8.78
Residential mortgage (4)	32,421	342	4.22	30,635	325	4.26
Other lending subsidiaries	10,553	244	9.26	10,236	238	9.42
Total loans and leases held for investment
(excluding covered loans)	115,375	1,229	4.27	113,187	1,217	4.34
Covered loans	1,739	73	16.77	1,874	86	18.65
Total loans and leases held for investment	117,114	1,302	4.46	115,061	1,303	4.58
Loans held for sale	1,396	15	4.21	1,311	15	4.46
Total loans and leases	118,510	1,317	4.45	116,372	1,318	4.58
Total earning assets	161,143	1,572	3.91	158,364	1,582	4.03
Nonearning assets	23,922			24,033
Total assets	$185,065			$182,397

Liabilities and Shareholders' Equity
Interest-bearing deposits:
Interest checking	$18,406	3	0.06	$18,615	3	0.07
Money market and savings	48,965	18	0.14	48,767	15	0.13
Certificates and other time deposits	25,010	39	0.64	21,935	42	0.75
Foreign office deposits - interest-bearing	584	―	0.08	1,009	―	0.06
Total interest-bearing deposits	92,965	60	0.26	90,326	60	0.27
Short-term borrowings	2,962	1	0.16	4,321	1	0.11
Long-term debt	22,206	133	2.38	22,432	138	2.49
Total interest-bearing liabilities	118,133	194	0.66	117,079	199	0.69
Noninterest-bearing deposits	36,634			35,392
Other liabilities	6,422			6,662
Shareholders' equity	23,876			23,264
Total liabilities and shareholders' equity	$185,065			$182,397

Average interest-rate spread			3.25			3.34

Net interest income/ net interest margin		$1,378	3.43%		$1,383	3.52%

Taxable-equivalent adjustment		$35			$36

Applicable ratios are annualized.
(1)	Excludes basis adjustments for fair value hedges.
(2)	Yields are on a fully taxable-equivalent basis.
(3)	Excludes trading securities.
(4)	During the first quarter of 2014, $8.3 billion of loans were transferred from direct retail lending to residential mortgage.
13

BB&T Corporation
Average Balances and Rates - Quarters
(Dollars in millions)

	Quarter Ended
	December 31, 2013			September 30, 2013			June 30, 2013
	(1)	Interest	(2)	(1)	Interest	(2)	(1)	Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/	Average	Income/	Yields/
	Balances	Expense	Rates	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Securities, at amortized cost (3):
U.S. Treasury	$824	$2	0.70%	$518	$ ―	0.23%	$360	$ ―	0.23%
U.S. government-sponsored entities (GSE)	5,596	29	2.10	5,358	28	2.06	4,872	25	2.01
Mortgage-backed securities issued by GSE	27,020	142	2.11	27,050	135	2.01	27,803	138	1.97
States and political subdivisions	1,834	27	5.82	1,835	27	5.79	1,836	26	5.81
Non-agency mortgage-backed	268	4	5.87	277	4	5.75	289	4	5.57
Other	475	2	1.42	463	2	1.44	466	1	1.51
Covered	1,005	28	11.17	1,046	38	14.37	1,093	34	12.48
Total securities	37,022	234	2.52	36,547	234	2.56	36,719	228	2.49
Other earning assets	2,022	5	0.91	2,173	8	1.49	2,626	9	1.40
Loans and leases:
Commercial:
Commercial and industrial	38,101	336	3.50	38,446	346	3.58	38,359	351	3.67
CRE—income producing properties	10,031	91	3.60	9,907	92	3.68	9,864	92	3.75
CRE—construction and development	2,433	23	3.84	2,459	24	3.92	2,668	26	3.82
Direct retail lending	15,998	183	4.50	16,112	188	4.67	15,936	186	4.67
Sales finance	9,262	69	2.95	8,992	69	3.06	8,520	69	3.25
Revolving credit	2,357	51	8.64	2,308	50	8.60	2,268	48	8.48
Residential mortgage	23,979	250	4.18	23,403	249	4.24	23,391	246	4.21
Other lending subsidiaries	10,448	247	9.40	11,018	280	10.09	10,407	274	10.54
Total loans and leases held for investment
(excluding covered loans)	112,609	1,250	4.41	112,645	1,298	4.59	111,413	1,292	4.64
Covered loans	2,186	89	16.28	2,502	106	16.78	2,858	121	16.95
Total loans and leases held for investment	114,795	1,339	4.64	115,147	1,404	4.85	114,271	1,413	4.95
Loans held for sale	2,206	23	4.19	3,118	30	3.73	3,581	30	3.42
Total loans and leases	117,001	1,362	4.63	118,265	1,434	4.82	117,852	1,443	4.90
Total earning assets	156,045	1,601	4.08	156,985	1,676	4.25	157,197	1,680	4.28
Nonearning assets	23,489			24,036			25,311
Total assets	$179,534			$181,021			$182,508

Liabilities and Shareholders' Equity
Interest-bearing deposits:
Interest checking	$18,969	3	0.07	$18,826	4	0.07	$19,276	3	0.08
Money market and savings	49,298	16	0.12	48,676	15	0.12	48,140	15	0.13
Certificates and other time deposits	21,580	45	0.83	25,562	53	0.83	28,034	60	0.84
Foreign office deposits - interest-bearing	712	1	0.06	640	―	0.06	947	―	0.09
Total interest-bearing deposits	90,559	65	0.28	93,704	72	0.31	96,397	78	0.32
Short-term borrowings	3,865	1	0.14	4,637	2	0.13	5,118	2	0.18
Long-term debt	20,756	138	2.64	19,447	148	3.05	18,287	148	3.23
Total interest-bearing liabilities	115,180	204	0.70	117,788	222	0.75	119,802	228	0.76
Noninterest-bearing deposits	35,347			34,244			33,586
Other liabilities	6,702			6,850			7,331
Shareholders' equity	22,305			22,139			21,789
Total liabilities and shareholders' equity	$179,534			$181,021			$182,508

Average interest-rate spread			3.38			3.50			3.52

Net interest income/ net interest margin		$1,397	3.56%		$1,454	3.68%		$1,452	3.70%

Taxable-equivalent adjustment		$35			$37			$37

Applicable ratios are annualized.
(1)	Excludes basis adjustments for fair value hedges.
(2)	Yields are on a fully taxable-equivalent basis.
(3)	Excludes trading securities.
14

BB&T Corporation
Average Balances and Rates - Year-To-Date
(Dollars in millions)

	Year-to-Date
	June 30, 2014			June 30, 2013
	(1)	Interest	(2)	(1)	Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/
	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Securities, at amortized cost (3):
U.S. Treasury	$1,784	$13	1.50%	$332	$ ―	0.23%
U.S. government-sponsored entities (GSE)	5,603	58	2.08	4,547	46	2.00
Mortgage-backed securities issued by GSE	29,484	296	2.01	28,169	275	1.95
States and political subdivisions	1,832	53	5.78	1,837	53	5.80
Non-agency mortgage-backed	255	9	7.32	294	8	5.57
Other	470	4	1.51	472	3	1.46
Covered	960	63	13.21	1,109	71	12.84
Total securities	40,388	496	2.46	36,760	456	2.48
Other earning assets	1,927	23	2.43	2,731	21	1.53
Loans and leases:
Commercial:
Commercial and industrial	38,919	657	3.40	38,139	704	3.72
Commercial real estate—income producing properties	10,338	181	3.54	9,863	186	3.79
Commercial real estate—construction and development	2,511	45	3.60	2,733	52	3.85
Direct retail lending (4)	8,503	179	4.26	15,847	370	4.70
Sales finance	9,729	133	2.75	8,181	137	3.38
Revolving credit	2,359	102	8.71	2,273	96	8.49
Residential mortgage (4)	31,533	667	4.24	23,504	497	4.23
Other lending subsidiaries	10,395	482	9.33	10,198	541	10.68
Total loans and leases held for investment
(excluding covered loans)	114,287	2,446	4.31	110,738	2,583	4.69
Covered loans	1,806	159	17.74	2,995	256	17.23
Total loans and leases held for investment	116,093	2,605	4.52	113,733	2,839	5.02
Loans held for sale	1,354	30	4.33	3,686	61	3.35
Total loans and leases	117,447	2,635	4.51	117,419	2,900	4.97
Total earning assets	159,762	3,154	3.97	156,910	3,377	4.33
Nonearning assets	23,977			25,352
Total assets	$183,739			$182,262

Liabilities and Shareholders' Equity
Interest-bearing deposits:
Interest checking	$18,510	6	0.07	$19,720	8	0.09
Money market and savings	48,866	33	0.14	48,285	33	0.14
Certificates and other time deposits	23,481	81	0.69	28,481	123	0.87
Foreign office deposits - interest-bearing	795	―	0.07	668	―	0.10
Total interest-bearing deposits	91,652	120	0.26	97,154	164	0.34
Short-term borrowings	3,638	2	0.13	4,670	4	0.18
Long-term debt	22,318	271	2.44	18,488	298	3.23
Total interest-bearing liabilities	117,608	393	0.67	120,312	466	0.78
Noninterest-bearing deposits	36,017			33,055
Other liabilities	6,543			7,342
Shareholders' equity	23,571			21,553
Total liabilities and shareholders' equity	$183,739			$182,262

Average interest-rate spread			3.30			3.55

Net interest income/ net interest margin		$2,761	3.47%		$2,911	3.73%

Taxable-equivalent adjustment		$71			$74

Applicable ratios are annualized.
(1)	Excludes basis adjustments for fair value hedges.
(2)	Yields are on a fully taxable-equivalent basis.
(3)	Excludes trading securities.
(4)	During the first quarter of 2014, $8.3 billion of loans were transferred from direct retail lending to residential mortgage.
15

BB&T Corporation
Credit Quality
(Dollars in millions)

		As of
		June 30	March 31	Dec. 31	Sept. 30	June 30
		2014	2014	2013	2013	2013
Nonperforming assets (1)
	Nonaccrual loans and leases:
	Commercial:
	Commercial and industrial	$298	$334	$363	$415	$457
	Commercial real estate—income producing properties	84	98	113	127	146
	Commercial real estate—construction and development	38	49	51	66	100
	Direct retail lending (2)	49	52	109	110	119
	Sales finance	5	4	5	5	5
	Residential mortgage (2)(3)	320	319	243	238	254
	Other lending subsidiaries (3)(4)	47	47	51	69	68
	Total nonaccrual loans and leases held for investment (4)	841	903	935	1,030	1,149
	Foreclosed real estate (5)	56	59	71	85	89
	Other foreclosed property	19	24	47	47	38
	Total nonperforming assets (excluding covered assets) (4)(5)	$916	$986	$1,053	$1,162	$1,276
Performing troubled debt restructurings (TDRs) (6)
	Commercial:
	Commercial and industrial	$86	$76	$77	$74	$59
	Commercial real estate—income producing properties	27	42	50	50	44
	Commercial real estate—construction and development	30	32	39	44	43
	Direct retail lending (2)	91	93	187	185	188
	Sales finance	18	19	17	18	17
	Revolving credit	46	47	48	51	53
	Residential mortgage—nonguaranteed (2)(3)(7)	814	836	785	720	726
	Residential mortgage—government guaranteed	438	391	379	383	367
	Other lending subsidiaries (3)(4)	141	132	126	200	183
	Total performing TDRs (4)	$1,691	$1,668	$1,708	$1,725	$1,680
Loans 90 days or more past due and still accruing
	Commercial:
	Commercial and industrial	$ ―	$ ―	$ ―	$ ―	$3
	Direct retail lending (2)	11	10	33	34	30
	Sales finance	3	4	5	5	5
	Revolving credit	8	9	10	11	13
	Residential mortgage—nonguaranteed (2)(7)	80	76	69	68	68
	Residential mortgage—government guaranteed (8)	255	307	297	268	246
	Other lending subsidiaries	―	4	5	4	4
	Total loans 90 days past due and still accruing (excluding covered loans) (7)(8)(9)	$357	$410	$419	$390	$369
Loans 30-89 days past due
	Commercial:
	Commercial and industrial	$21	$26	$35	$27	$32
	Commercial real estate—income producing properties	7	14	8	13	9
	Commercial real estate—construction and development	2	3	2	2	3
	Direct retail lending (2)	41	50	132	121	123
	Sales finance	49	45	56	46	47
	Revolving credit	20	21	23	22	20
	Residential mortgage—nonguaranteed (2)(3)(7)	516	491	463	424	465
	Residential mortgage—government guaranteed (10)	89	75	96	107	103
	Other lending subsidiaries (3)(4)	197	133	221	268	241
	Total loans 30-89 days past due (excluding covered loans) (4)(7)(10)(11)	$942	$858	$1,036	$1,030	$1,043
(1)	Covered loans are considered to be performing due to the application of the accretion method. Covered loans that are contractually past due are noted below.
(2)	During the first quarter of 2014, approximately $55 million of nonaccrual loans, $94 million of performing TDRs, $22 million of loans 90 days or more past due and $83 million of loans 30-89 days past due were transferred from direct retail lending to residential mortgage.
(3)	During the fourth quarter of 2013, approximately $16 million of nonaccrual loans, $66 million of performing TDRs and $40 million of loans 30-89 days past due were transferred from other lending subsidiaries to residential mortgage.
(4)	During the fourth quarter of 2013, approximately $9 million of nonaccrual loans, $24 million of performing TDRs and $26 million of loans 30-89 days past due were sold in connection with the sale of a consumer lending subsidiary.
(5)	Excludes covered foreclosed real estate totaling $56 million, $98 million, $121 million, $148 million and $181 million at June 30, 2014, March 31, 2014, December 31, 2013, September 30, 2013 and June 30, 2013, respectively.
(6)	Excludes TDRs that are nonperforming totaling $192 million, $213 million, $193 million, $191 million, and $211 million at June 30, 2014, March 31, 2014, December 31, 2013, September 30, 2013 and June 30, 2013, respectively. These amounts are included in total nonperforming assets.
(7)	Includes residential mortgage loans held for sale as appropriate.
(8)	Excludes government guaranteed GNMA mortgage loans that BB&T has the right but not the obligation to repurchase that are past due 90 days or more totaling $423 million, $486 million, $511 million, $497 million and $492 million at June 30, 2014, March 31, 2014, December 31, 2013, September 30, 2013 and June 30, 2013, respectively.
(9)	Excludes covered loans past due 90 days or more totaling $249 million, $258 million, $304 million, $364 million and $401 million at June 30, 2014, March 31, 2014, December 31, 2013, September 30, 2013 and June 30, 2013, respectively.
(10)	Excludes government guaranteed GNMA mortgage loans that BB&T has the right but not the obligation to repurchase that are past due 30-89 days totaling $3 million, $2 million, $4 million, $5 million and $5 million at June 30, 2014, March 31, 2014, December 31, 2013, September 30, 2013 and June 30, 2013, respectively.
(11)	Excludes covered loans past due 30-89 days totaling $84 million, $85 million, $88 million, $104 million and $102 million at June 30, 2014, March 31, 2014, December 31, 2013, September 30, 2013 and June 30, 2013, respectively.
16

BB&T Corporation
Credit Quality
(Dollars in millions)

	As of/For the Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
	2014	2014	2013	2013	2013
Allowance for credit losses
Beginning balance	$1,722	$1,821	$1,930	$1,982	$2,031
Provision for credit losses (excluding covered loans)	83	67	71	90	179
Provision for covered loans	(9)	(7)	(11)	2	(11)
Charge-offs:
Commercial:
Commercial and industrial	(40)	(33)	(45)	(42)	(70)
Commercial real estate—income producing properties	(11)	(8)	(6)	(10)	(24)
Commercial real estate—construction and development	(3)	(4)	(4)	(7)	(25)
Direct retail lending (1)	(19)	(19)	(29)	(35)	(42)
Sales finance	(4)	(7)	(7)	(5)	(5)
Revolving credit	(18)	(18)	(22)	(22)	(20)
Residential mortgage (1)	(21)	(21)	(17)	(15)	(16)
Other lending subsidiaries	(47)	(85)	(60)	(66)	(61)
Covered	(4)	(3)	(1)	(2)	(2)
Total charge-offs	(167)	(198)	(191)	(204)	(265)
Recoveries:
Commercial:
Commercial and industrial	10	9	13	17	10
Commercial real estate—income producing properties	3	2	5	7	6
Commercial real estate—construction and development	10	3	8	11	4
Direct retail lending (1)	7	8	9	11	10
Sales finance	2	3	2	3	2
Revolving credit	5	5	4	3	5
Residential mortgage (1)	―	1	1	―	1
Other lending subsidiaries	9	8	7	8	10
Total recoveries	46	39	49	60	48
Net charge-offs	(121)	(159)	(142)	(144)	(217)
Sale of subsidiary	―	―	(27)	―	―
Ending balance	$1,675	$1,722	$1,821	$1,930	$1,982
Allowance for credit losses
Allowance for loan and lease losses (excluding covered loans)	$1,499	$1,538	$1,618	$1,712	$1,775
Allowance for covered loans	91	104	114	126	126
Reserve for unfunded lending commitments	85	80	89	92	81
Total	$1,675	$1,722	$1,821	$1,930	$1,982

				As of/For the
				Six Months Ended
				June 30
				2014	2013
Allowance for credit losses
Beginning balance				$1,821	$2,048
Provision for credit losses (excluding covered loans)				150	426
Provision for covered loans				(16)	14
Charge-offs
Commercial
Commercial and industrial				(73)	(161)
Commercial real estate—income producing properties				(19)	(58)
Commercial real estate—construction and development				(7)	(47)
Direct retail lending (1)				(38)	(84)
Sales finance				(11)	(11)
Revolving credit				(36)	(41)
Residential mortgage (1)				(42)	(49)
Other lending subsidiaries				(132)	(129)
Covered				(7)	(16)
Total charge-offs				(365)	(596)
Recoveries
Commercial
Commercial and industrial				19	17
Commercial real estate—income producing properties				5	9
Commercial real estate—construction and development				13	11
Direct retail lending (1)				15	18
Sales finance				5	4
Revolving credit				10	10
Residential mortgage (1)				1	2
Other lending subsidiaries				17	19
Total recoveries				85	90
Net charge-offs				(280)	(506)
Ending balance				$1,675	$1,982
(1)	During the first quarter of 2014, $8.3 billion of loans were transferred from direct retail lending to residential mortgage.
17

BB&T Corporation
Credit Quality

	As of/For the Quarter Ended
	June 30		March 31		Dec. 31		Sept. 30		June 30
	2014		2014		2013		2013		2013
Asset Quality Ratios (including covered assets)
Loans 30-89 days past due and still accruing as a
percentage of total loans and leases (1)	0.85%		0.80%		0.96%		0.96%		0.97%
Loans 90 days or more past due and still accruing
as a percentage of total loans and leases (1)	0.50		0.57		0.62		0.64		0.65
Nonperforming loans and leases as a
percentage of total loans and leases	0.69		0.77		0.80		0.87		0.97
Nonperforming assets as a percentage of:
Total assets	0.52		0.59		0.64		0.72		0.79
Loans and leases plus foreclosed property	0.80		0.92		1.00		1.10		1.23
Net charge-offs as a percentage of average loans and leases	0.41		0.56		0.48		0.48		0.74
Allowance for loan and lease losses as a percentage of
loans and leases held for investment	1.33		1.41		1.49		1.59		1.64
Ratio of allowance for loan and lease losses to:
Net charge-offs	3.28	X	2.54	X	3.06	X	3.22	X	2.18	X
Nonperforming loans and leases held for investment	1.89		1.82		1.85		1.78		1.66
Asset Quality Ratios (excluding covered assets) (2)
Loans 30-89 days past due and still accruing as a
percentage of total loans and leases (1)	0.79%		0.74%		0.90%		0.89%		0.90%
Loans 90 days or more past due and still accruing
as a percentage of total loans and leases (1)	0.30		0.35		0.36		0.33		0.32
Nonperforming loans and leases as a
percentage of total loans and leases	0.70		0.78		0.81		0.89		0.99
Nonperforming assets as a percentage of:
Total assets	0.49		0.54		0.58		0.65		0.71
Loans and leases plus foreclosed property	0.76		0.85		0.91		1.00		1.10
Net charge-offs as a percentage of average loans and leases	0.40		0.55		0.49		0.49		0.75
Allowance for loan and lease losses as a percentage of
loans and leases held for investment	1.27		1.34		1.42		1.51		1.57
Ratio of allowance for loan and lease losses to:
Net charge-offs	3.19	X	2.42	X	2.88	X	3.03	X	2.07	X
Nonperforming loans and leases held for investment	1.78		1.70		1.73		1.66		1.55

							As of/For the
							Six Months Ended
							June 30
							2014		2013
Asset Quality Ratios
Including covered loans:
Net charge-offs as a percentage of average loans and leases							0.48%		0.87%
Ratio of allowance for loan and lease losses to net charge-offs							2.81	X	1.87	X
Excluding covered loans: (2)
Net charge-offs as a percentage of average loans and leases							0.48%		0.86%
Ratio of allowance for loan and lease losses to net charge-offs							2.72	X	1.80	X
Applicable ratios are annualized.
(1)	Excludes government guaranteed GNMA mortgage loans that BB&T has the right but not the obligation to repurchase. Refer to the footnotes in the Credit Quality section of this supplement for amounts related to these loans. The prior quarters have been revised to include government guaranteed mortgage loans consistent with the current presentation.
(2)	These asset quality ratios have been adjusted to remove the impact of covered loans and covered foreclosed property. Appropriate adjustments to the numerator and denominator have been reflected in the calculation of these ratios. Management believes the inclusion of covered assets in certain asset quality ratios that include nonperforming assets, past due loans or net charge-offs in the numerator or denominator results in distortion of these ratios and they may not be comparable to other periods presented or to other portfolios that were not impacted by loss share accounting.
18

BB&T Corporation
Credit Quality - Supplemental Information
(Dollars in millions)

		As of June 30, 2014
				Past Due 30-89		Past Due 90+
		Current Status		Days		Days		Total
Performing TDRs: (1)
	Commercial:
	Commercial and industrial	$86	100.0%	$ ―	― % $	―	―	% $86
	Commercial real estate—income producing properties	27	100.0	―	―	―	―	27
	Commercial real estate—construction and development	30	100.0	―	―	―	―	30
	Direct retail lending	87	95.6	4	4.4	―	―	91
	Sales finance	17	94.4	1	5.6	―	―	18
	Revolving credit	40	86.9	5	10.9	1	2.2	46
	Residential mortgage—nonguaranteed	693	85.1	103	12.7	18	2.2	814
	Residential mortgage—government guaranteed	227	51.8	74	16.9	137	31.3	438
	Other lending subsidiaries	123	87.2	18	12.8	―	―	141
	Total performing TDRs	1,330	78.7	205	12.1	156	9.2	1,691
Nonperforming TDRs (2)		64	33.3	20	10.4	108	56.3	192
	Total TDRs	$1,394	74.1	$225	11.9	$264	14.0	$1,883

			Quarter Ended
			June 30	March 31	Dec. 31	Sept. 30		June 30
			2014	2014	2013	2013		2013
Net charge-offs as a percentage of average loans and leases:
		Commercial:
		Commercial and industrial	0.30%	0.26%	0.33%	0.26%		0.63%
		Commercial real estate—income producing properties	0.34	0.22	0.06	0.19		0.70
		Commercial real estate—construction and development	(0.96)	0.09	(0.49)	(0.75)		3.11
		Direct retail lending	0.61	0.49	0.50	0.61		0.79
		Sales finance	0.09	0.17	0.20	0.15		0.10
		Revolving credit	2.28	2.30	3.00	3.05		2.64
		Residential mortgage	0.24	0.27	0.27	0.24		0.27
		Other lending subsidiaries	1.43	3.04	2.01	2.05		1.98
		Covered	0.92	0.67	0.16	0.25		0.41
		Total loans and leases (3)	0.41	0.56	0.48	0.48		0.74

		Total loans and leases, excluding covered loans (3)	0.40	0.55	0.49	0.49		0.75

						Year-to-date
						June 30		June 30
						2014		2013
Net charge-offs as a percentage of average loans and leases:
		Commercial:
		Commercial and industrial				0.28%		0.76%
		Commercial real estate—income producing properties				0.28		0.99
		Commercial real estate—construction and development				(0.45)		2.61
		Direct retail lending				0.54		0.83
		Sales finance				0.13		0.15
		Revolving credit				2.29		2.79
		Residential mortgage				0.26		0.41
		Other lending subsidiaries				2.22		2.19
		Covered				0.79		1.12
		Total loans and leases (3)				0.48		0.87

		Total loans and leases, excluding covered loans (3)				0.48		0.86
Applicable ratios are annualized.
(1)	Past due performing TDRs are included in past due disclosures.
(2)	Nonperforming TDRs are included in nonaccrual loan disclosures.
(3)	Total loans and leases includes loans held for sale.

19

BB&T Corporation
Preliminary Capital Information - Five Quarter Trend
(Dollars in millions, except per share data, shares in thousands)

	As of / Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
	2014	2014	2013	2013	2013
Selected Capital Information
Risk-based capital:
Tier 1	$16,984	$16,699	$16,074	$15,606	$15,397
Total	20,270	20,154	19,514	19,255	19,193
Risk-weighted assets (1)	141,436	137,947	136,489	138,302	138,265
Average quarterly tangible assets	177,983	175,424	172,425	173,787	174,865
Risk-based capital ratios:
Tier 1	12.0%	12.1%	11.8%	11.3%	11.1%
Total	14.3	14.6	14.3	13.9	13.9
Leverage capital ratio	9.5	9.5	9.3	9.0	8.8
Equity as a percentage of total assets	12.7	12.8	12.5	12.2	12.0
Common equity per common share	$29.57	$29.03	$28.52	$27.59	$27.51

Selected non-GAAP Capital Information (2)
Tangible common equity as a percentage of tangible assets	7.7%	7.6%	7.3%	6.9%	6.8%
Tier 1 common equity as a percentage of risk-weighted assets	10.2	10.2	9.9	9.4	9.3

Tangible common equity per common share	$19.26	$18.77	$18.08	$17.06	$16.92

Calculations of tangible common equity, Tier 1 common equity, tangible assets and related measures: (2)

Total shareholders' equity	$23,965	$23,556	$22,809	$22,094	$21,996
Less:
Preferred stock	2,603	2,603	2,603	2,603	2,603
Noncontrolling interests	85	94	50	45	56
Intangible assets	7,420	7,370	7,383	7,418	7,444
Tangible common equity	$13,857	$13,489	$12,773	$12,028	$11,893

Add:
Regulatory adjustments	524	607	698	975	901
Tier 1 common equity (Basel I)	$14,381	$14,096	$13,471	$13,003	$12,794

Total assets	$188,012	$184,651	$183,010	$181,708	$183,392
Less:
Intangible assets	7,420	7,370	7,383	7,418	7,444
Tangible assets	$180,592	$177,281	$175,627	$174,290	$175,948

Risk-weighted assets (1)	$141,436	$137,947	$136,489	$138,302	$138,265

Tangible common equity as a percentage of tangible assets	7.7%	7.6%	7.3%	6.9%	6.8%
Tier 1 common equity as a percentage of risk-weighted assets	10.2	10.2	9.9	9.4	9.3

Tangible common equity	$13,857	$13,489	$12,773	$12,028	$11,893

Outstanding shares at end of period (in thousands)	719,584	718,497	706,620	704,925	702,995

Tangible common equity per common share	$19.26	$18.77	$18.08	$17.06	$16.92
(1)	Risk-weighted assets are determined based on regulatory capital requirements. Under the regulatory framework for determining risk-weighted assets each asset class is assigned a risk-weighting of 0%, 20%, 50% or 100% based on the underlying risk of the specific asset class. In addition, off-balance sheet exposures are first converted to a balance sheet equivalent amount and subsequently assigned to one of the four risk-weightings.
(2)	Tangible common equity, Tier 1 common equity and related ratios are non-GAAP measures. BB&T's management uses these measures to assess the quality of capital and believes that investors may find them useful in their analysis of the Corporation. These capital measures are not necessarily comparable to similar capital measures that may be presented by other companies.
20

BB&T Corporation
Selected Items & Additional Information
(Dollars in millions, except per share data)

				Favorable (Unfavorable)
Selected Items				Pre-Tax	After-Tax

Second Quarter 2014
FHA-insured mortgage loan reserve adjustment	Other expense			$(85)	$(53)
Mortgage loan indemnification reserve adjustment	Loan-related expense			(33)	(21)
Income tax adjustment	Provision for income taxes			N/A	(14)

First Quarter 2014
Reallocation of partnership profit rights	Noncontrolling interests			N/A	(16)

Fourth Quarter 2013
Gain on sale of subsidiary	Other income			31	19

Third Quarter 2013
Income tax adjustment	Provision for income taxes			N/A	(235)
Owned real estate and related adjustments	Other expense			(11)	(7)

Second Quarter 2013
None				N/A	N/A

First Quarter 2013
Income tax adjustment	Provision for income taxes			N/A	(281)

	As of / Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
	2014	2014	2013	2013	2013

Selected Mortgage Banking Information
Income statement impact of mortgage servicing rights valuation:
MSRs fair value increase (decrease)	$(56)	$(43)	$52	$22	$101
MSRs hedge gains (losses)	61	45	(48)	(17)	(86)
Net	$5	$2	$4	$5	$15

Residential mortgage loan originations	$4,710	$3,804	$5,344	$8,327	$9,260

Residential mortgage servicing portfolio (1):
Loans serviced for others	88,595	88,239	87,434	84,025	80,846
Bank-owned loans serviced	34,154	33,703	33,722	35,618	34,925
Total servicing portfolio	122,749	121,942	121,156	119,643	115,771

Weighted-average coupon rate	4.23%	4.23%	4.24%	4.24%	4.32%
Weighted-average servicing fee	0.295	0.297	0.298	0.301	0.306

Selected Miscellaneous Information
Derivatives notional amount	$61,504	$63,115	$59,318	$62,771	$64,111
Fair value of derivatives, net	55	(67)	(106)	(160)	(21)
Accumulated other comprehensive income related to securities,
net of tax (2)	(179)	(204)	(289)	(163)	(81)

Common stock prices:
High	40.95	41.04	37.42	36.59	34.37
Low	36.38	36.28	32.65	33.30	29.18
End of period	39.43	40.17	37.32	33.75	33.88

Banking offices	1,844	1,824	1,825	1,824	1,851
ATMs	2,992	2,946	2,935	2,941	2,885
FTEs	33,411	33,765	33,696	33,677	33,869
(1)	Amounts reported are unpaid principal balance.
(2)	Includes the impact of the FDIC loss sharing agreements on the covered securities.
21

BB&T Corporation
Non-GAAP Reconciliations
(Dollars in millions, except per share data, shares in thousands)

	Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
Efficiency and Fee Income Ratios (1)	2014	2014	2013	2013	2013
Efficiency ratio - GAAP	67.1%	61.2%	61.1%	62.4%	59.9%
Effect of securities gains (losses), net	―	―	0.1	―	0.5
Effect of merger-related and restructuring charges, net	(0.6)	(0.3)	(0.4)	(0.2)	(1.1)
Effect of mortgage loan indemnification reserves	(1.4)	―	―	―	―
Effect of gain on sale of subsidiary	―	―	0.8	―	―
Effect of FDIC loss share accounting	(0.2)	(0.1)	(0.2)	―	(0.2)
Effect of foreclosed property expense	(0.4)	(0.4)	(0.5)	(0.6)	(0.5)
Effect of FHA-insured mortgage loan reserve adjustment	(3.7)	―	―	―	―
Effect of owned real estate adjustments	―	―	―	(0.5)	―
Effect of amortization of intangibles	(1.0)	(1.1)	(1.0)	(1.0)	(1.0)
Efficiency ratio - reported	59.8	59.3	59.9	60.1	57.6
Fee income ratio - GAAP	40.4%	39.7%	41.4%	38.4%	41.9%
Effect of securities gains (losses), net	―	―	(0.1)	―	(0.5)
Effect of gain on sale of subsidiary	―	―	(0.8)	―	―
Effect of FDIC loss share accounting	3.6	3.5	3.0	3.2	3.2
Fee income ratio - reported	44.0	43.2	43.5	41.6	44.6

				Year-to-Date June 30
				2014	2013
Efficiency ratio - GAAP				64.1%	58.7%
Effect of securities gains (losses), net				―	0.5
Effect of merger-related and restructuring charges, net				(0.4)	(0.6)
Effect of mortgage loan indemnification reserves				(0.7)	―
Effect of FDIC loss share accounting				(0.2)	0.1
Effect of foreclosed property expense				(0.4)	(0.6)
Effect of FHA-insured mortgage loan reserve adjustment				(1.8)	―
Effect of amortization of intangibles				(1.0)	(1.1)
Efficiency ratio - reported				59.6	57.0
Fee income ratio - GAAP				40.0%	41.3%
Effect of securities gains (losses), net				―	(0.5)
Effect of FDIC loss share accounting				3.6	3.0
Fee income ratio - reported				43.6	43.8

	Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
Return on Average Tangible Common Shareholders' Equity (2)	2014	2014	2013	2013	2013
Net income available to common shareholders	$425	$501	$537	$268	$547
Plus: Amortization of intangibles, net of tax	15	14	16	16	17
Tangible net income available to common shareholders	$440	$515	$553	$284	$564

Average common shareholders' equity	$21,193	$20,610	$19,657	$19,491	$19,293
Less: Average intangible assets	7,378	7,379	7,397	7,431	7,456
Average tangible common shareholders' equity	$13,815	$13,231	$12,260	$12,060	$11,837
Return on average tangible common shareholders' equity	12.74%	15.81%	17.91%	9.33%	19.12%

	June 30	March 31	Dec. 31	Sept. 30	June 30
Basel III Common Equity Tier 1 Ratio - Preliminary	2014	2014	2013	2013	2013
Tier 1 common equity under Basel 1	$14,381	$14,096	$13,471	$13,003	$12,794
Adjustments	92	96	98	64	62
Common equity Tier 1 under Basel III definition	$14,473	$14,192	$13,569	$13,067	$12,856
Estimated risk-weighted assets under Basel III definition	$145,062	$141,972	$140,670	$142,003	$142,822
Basel III common equity Tier 1 ratio	10.0%	10.0%	9.7%	9.2%	9.0%

					March 31
Net Charge-offs Excluding Impact of Nonprime Automobile Lending Process Change (Excluding Covered)					2014
Net charge-offs					$156
Less: Impact of nonprime automobile lending process change					(23)
Net charge-offs, as adjusted					$133
Average loans and leases					$114,498
Net charge-offs as a percentage of average loans and leases, as adjusted (excluding covered)					0.47%
(1)	BB&T's management uses these measures in their analysis of the Corporation's performance and believes these measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods, as well as demonstrating the effects of significant gains and charges.
(2)	BB&T's management believes investors use this measure to evaluate the return on average common shareholders' equity without the impact of intangible assets and their related amortization.
22

BB&T Corporation
Non-GAAP Reconciliations
(Dollars in millions, except per share data, shares in thousands)

	Quarter Ended June 30, 2014
Certain Performance Measures (1)	Reported	FHA-insured Reserve Adj.	Mortgage Indem. Reserve Adj.	Tax Adj.	Adjusted
Net income available to common shareholders	$425	$53	$21	$14	$513
Weighted average number of diluted common shares	728,452	―	―	―	728,452
Diluted EPS	$0.58				$0.70
(1)	BB&T's management uses these measures in their analysis of the Corporation's performance and believes these measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods, as well as demonstrating the effects of significant gains and charges.

23